SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of May __, 2018 between Air Industries Group, a Nevada corporation (the “Company”), and the person identified on the signature page hereto (“Purchaser”).

The Company is offering (the “Offering”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, up to $1,250,000 principal amount of its Subordinated Notes due May 31, 2019 in the form annexed hereto as Exhibit A (the “Notes”), together with a number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) determined as set forth below. The Notes and Common Stock are referred to as the “Securities.”

The purchase price for the Notes will be equal to .7 times the principal amount of the Notes acquired by the Purchaser. The aggregate purchase price (“Aggregate Stock Price”) for the Common Stock will be three sevenths (3/7) of the purchase price for the Notes acquired. The per share purchase price for the Common Stock will be the closing price of the Common Stock on the day prior to the date of closing of the transaction contemplated hereby (the “Per Share Price”). Upon closing, each Purchaser will be issued a number of shares of Common Stock determined by dividing the Aggregate Stock Price by the Per Share Price.

Interest on the unpaid principal amount of the Notes shall be payable at the rate of one percent (1%) per month, in cash, on the last day of each calendar month during which this Note remains outstanding, commencing June 30, 2018 (each an “Interest Payment Date”) from the date of issuance or the most recent Interest Payment Date until the principal and accrued interest hereon has been paid in full. Upon the occurrence and continuation of a failure to pay accrued interest, interest shall accrue and be payable on such amount at the rate of 1.25% per month; provided that upon the occurrence and continuation of a failure to timely pay the principal amount of this Note, interest shall accrue and be payable on such principal amount at the rate of 1.25% per month and shall no longer be payable on interest accrued but unpaid.

The Offering will commence May 17 2018, and terminate on the close of business on May 31, 2018 (the “Initial Offering Period”), which period may be extended by the Company for up to an additional 10 days (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”). The Company may hold a closing at any time during the Offering Period (the “First Closing”). Thereafter, the Issuer may sell up to a maximum of $1,250,000 principal amount of Notes in the aggregate (the “Maximum Amount”), and further closings (“Further Closings”) may from time to time be conducted with respect to the Notes sold until the termination or expiration of the Offering Period. Each of the First Closing and Further Closings is referred to as a “Closing.”

Purchaser desires to purchase, and the Company is willing to sell to the Purchaser, upon the terms and conditions stated in this Agreement, a Note in the principal amount set forth on the signature page hereof (the “Purchased Note”), together with the number of shares (the “Shares”) of Common Stock determined as set forth herein for the Aggregate Stock Price set forth on the signature page hereof (the “Shares”), each for the purchase price of the Note and Common Stock set forth on the signature page hereof (the “Purchase Price”). The Purchased Note and the Shares are hereinafter referred to as the “Securities”.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1       Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Affiliate” means, a Purchaser who is an officer, director or otherwise deemed to be affiliate of the Company under the rules of the NYSE American.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Per Share Price” means the closing price of the Common Stock on the day prior to the date of the closing for the purchase of Securities by the Purchaser.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Taglich Brothers, Inc.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means an amount equal to the principal amount of the Purchased Note, of which an amount equal to the product of the number of Shares and the Per Share Price shall be allocated to the Shares, with the remainder allocated to the Purchased Note.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Broadridge Corporate Issuer Solutions, Inc., the current transfer agent of the Company, with a mailing address of P. O. Box 1342, Brentwood, New York 11717 and a facsimile number of (215) 553-5402, and any successor transfer agent of the Company.

ARTICLE II.

PURCHASE AND SALE

2.1       Purchase of the Securities. Subject to the terms and conditions of this Agreement, the Purchaser, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Securities, and the Company agrees to issue the Securities against its receipt of the Purchase Price..

2.2       Deliveries. The Purchaser will deposit the Purchase Price for the Securities to an account designated by the Company by wire transfer of immediately available funds. The Company will deliver to the Purchaser the Securities against the Company’s receipt of the Purchase Price, provided that any Shares resulting from the fact that the Subsequent Price is lower than the Baseline Price will be determined only after determination of the Subsequent Price.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to Purchaser:

(a)       Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21.1 to the Annual Report on Form 10-K filed with the SEC on April 18, 2018, as amended (the “10-K”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)       Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any this Agreement or the Securities, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Securities (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Securities, and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Securities by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith, except as may be required in connection with the Required Approvals. This Agreement and the Securities have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)       No Conflicts. The execution, delivery and performance by the Company of this Agreement and the Securities, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)       Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the Securities, other than: (i) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares in the time and manner required thereby, (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws; and (iv) the consent of PNC Bank, National Association, as the Company’s senior lender, under the Amended and Restated Revolving Credit, Term Loan and Security Agreement, as amended (collectively, the “Required Approvals”).

(f)       Issuance of the Securities. The Securities been duly authorized, and when issued in accordance with the terms set forth in this Agreement, will be duly and validly issued, and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms. The Conversion Shares, when in accordance with the terms of the Purchased Note, and the Warrant Shares, when issued in accordance with the terms of the Warrant, will be duly authorized, and duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company, other than restrictions on transfer provided for in this Agreement.

(g)       Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 3,000,000 shares of preferred stock, $.001 par value per share. As of May 10, 2018, there were outstanding 26,205,341 shares of Common Stock and no shares of preferred stock. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as a result of the purchase and sale of the Securities and the issuance of a warrant to Taglich Brothers, Inc., placement agent for the Securities (the “Placement Agent”) and as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchaser and the other holders of the Notes and the Placement Agent) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)       SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)       Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities and the issuance of the warrant to the Placement Agent, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j)       Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)       Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)       Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)       Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)       Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)       Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens set forth in the SEC Reports, (ii) such Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p)       Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect.

(q)       Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)      Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s)       Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t)       Certain Fees. Except for (i) a sales commission to be paid to the Placement Agent in an amount equal to 4% of the purchase price of the Securities, payable at the Company’s option, in cash or additional notes having the same terms and conditions as the Purchased Note and shares of Common Stock, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(u)       Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v)       Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w)       Registration Rights. Except as disclosed in the Company’s SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(x)       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y)       Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(z)       No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)    Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb)    Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc)    No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd)    Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)    Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(ff)    Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(gg)  Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(hh)  No Disqualification Events.  With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

(ii)       Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

3.2       Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:

(a)       Organization; Authority. Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its or his obligations hereunder. The execution and delivery of this Agreement and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of Purchaser. This Agreement, when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it or him in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)       Own Account. Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law. Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)       Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)       Experience of Purchaser. Purchaser, either alone or together with its or his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)       General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)       Access to Information. Purchaser acknowledges that it or he has had the opportunity to review this Agreement (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the merits and risks of investing in the securities of the Company; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1       Issuance of Additional Shares. As described above, if the Subsequent Price is less than the Baseline Price, the Purchaser (other than a Company Affiliate) will receive an additional number of shares of Common Stock equal to the excess of the result obtained by dividing the Aggregate Stock Price by the Subsequent Price over) the number of shares of Common Stock originally included in the securities purchased by the Purchaser.

4.2       Transfer Restrictions.

(a)       The Securities only may be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b)       The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

[THIS NOTE HAS] [THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE] NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.3       Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, including the payment of Indebtedness.

ARTICLE V.

MISCELLANEOUS

5.1       Indemnity. The Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

5.2       Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3       Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, prepaid, with a recognized international courier service, (b) delivered personally, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent as provided in clause (a), in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

5.4       Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5       Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

5.6       Entire Agreement. This Agreement (including the exhibits and schedules hereto) contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7       Assignability. This Agreement is not transferable or assignable by the undersigned.

5.8       Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. If there is any litigation relating to this Agreement or the transaction contemplated hereby, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 5.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Name of Purchaser: ____________________________________________________

Name of Purchaser, if Joint: _____________________________________________

Signature of Individual or Authorized Signatory: __________________________

Signature of Purchaser, if Joint Individuals: ________________________________________

Name of Authorized Signatory, if Entity: ____________________________________

Title of Authorized Signatory, if Entity: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notices to Purchaser:

__________________________________

__________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

__________________________________

__________________________________

Aggregate Subscription Amount: $____________

Principal Amount and Purchase Price of Note: $___________

Aggregate Purchase Price for Shares: $ _______________ Initial Number of Shares: __________

EIN Number: _______________________

ACCEPTANCE OF SUBSCRIPTION

AIR INDUSTRIES GROUP By: _____________________________ Michael Recca Chief Financial Officer

Date: May __, 2018

EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE BE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AIR INDUSTRIES GROUP THAT SUCH REGISTRATION IS NOT REQUIRED.

No. AIRI-
Principal Amount:	Issue Date: May __, 2018

Subordinated Note due May 31, 2019

FOR VALUE RECEIVED, AIR INDUSTRIES GROUP, a Nevada corporation (the “Company”) hereby promises to pay to the order of or assigns (the "Holder"), without demand, the sum of _____________________ Dollars ($____ ) together with accrued interest on the unpaid principal amount thereof, on May 31, 2019 (the "Maturity Date"), or such earlier date as the same may become due as provided in Section 3 hereof.

Interest on the unpaid principal amount of this Note shall be payable at the rate of one percent (1%) per month, in cash, on the last day of each calendar month during which this Note remains outstanding, commencing June 30, 2018 (each an “Interest Payment Date”) from the date of issuance or the most recent Interest Payment Date until the principal and accrued interest hereon has been paid in full. Upon the occurrence and continuation of an Event of Default (as defined in Section 3 below), in addition to the right of the Holder to demand payment of all amounts due hereunder, interest shall accrue and be payable on all accrued but unpaid interest at the rate of 1.25% per month; provided that upon the occurrence and continuation of a failure to timely pay the principal amount of this Note, interest shall accrue and be payable on such principal amount at the rate of 1.25% per month and shall no longer be payable on interest accrued but unpaid.

This Note is one of a series of the Company’s subordinated notes due May 31, 2019 (together with any other Notes issued as contemplated by this Note, the “Notes”).

This Note may be prepaid in whole or in part at any time but only with the prior consent of the Holder. All payments made pursuant to this Note shall be applied first to reimbursable expenses, interest accrued, if any, and then principal.

The following is a statement of rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1.      Subordination. (a)       This Note will be subordinate and inferior to the Company’s Senior Indebtedness (as hereinafter defined). The Company for itself, its successors and assigns, covenants and agrees and the Holder of this Note, for himself, his successors and assigns, by his acceptance of this Note likewise covenants and agrees that, to the extent provided below, the payment of all amounts due pursuant to this Note is hereby expressly subordinated and junior in right of payment to the extent and in the manner hereinafter set forth, to the Company’s Senior Indebtedness. As used herein, the term “Senior Indebtedness” shall mean the principal of, and interest and premium, if any, on any and all, (i) indebtedness of the Company for borrowed money or obligations with respect to which the Company is a guarantor, to banks, insurance companies, or other financial institutions or entities regularly engaged in the business of lending money, in each case as in effect as of the date hereof (other than the Notes), or as may be borrowed hereafter, including without limitation, indebtedness incurred by one or more of the Company’s subsidiaries under the Amended and Restated Revolving Credit, Term Loan, Equipment Line and Security Agreement, dated as of June 27, 2013 among Air Industries Machining, Corp., Welding Metallurgy, Inc., Nassau Tool Works, Inc., Woodbine Products Inc., Eur-Pac Corporation, Electronic Connection Corporation, The Sterling Engineering Corporation, and PNC Bank, National Association, as agent for the various lenders named therein, as amended as of the date hereof (the “Loan Agreement”), the payment of which has been guaranteed by the Company and Air Realty Group, LLC (the “Guarantors”), (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a Guarantor, provided that such indebtedness issued in exchange for or to refinance Senior Indebtedness or arising from the satisfaction of Senior Indebtedness by a Guarantor is on commercially reasonable terms as of the date of incurrence not to exceed the principal amount under such Senior Indebtedness and provided further that the Company provides the Holder with prior written notice of such action.

(b)      Upon the acceleration of any Senior Indebtedness or upon the maturity of all or any portion of the principal amount of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness which has been so accelerated or matured shall first indefeasibly be paid in full before any payment is made by the Company or any person acting on behalf of the Company on account of any obligations evidenced by this Note.

(c)      The Company shall not pay any principal portion of this Note, or interest accrued hereon, if at such time there exists a Blockage Event (as hereafter defined) and written notice thereof has been given to the Company and the Holder by the holders of the Senior Indebtedness.

(d)      A “Blockage Event” is deemed to exist for the period of time commencing on the date of receipt by the Holder of written notice of the occurrence of a Default or an Event of Default (as defined in the instruments evidencing the Senior Indebtedness), provided that the failure to pay accrued interest on this Note or the other Notes when due shall not give rise to a Blockage Event in the absence of another Default or Event of Default, which notice shall specify such Default or Event of Default, and ending on:

(i)      the date such Default or Event of Default under the Senior Indebtedness, as applicable, is cured or waived, provided that such Default or Event of Default is the result of the failure to pay any amount due thereunder; or

(ii)      in the case of any other Default or Event of Default under the Senior Indebtedness, the earlier of (A) the date on which Holder has received written notice of such Default or Event of Default shall have been cured or waived and (B) the date that is 365 days after the occurrence of such Default or Event of Default, provided that a Blockage Event with respect to a single specified Default or Event of Default may be deemed to occur only once for each twelve-month period, provided, further, that no Default or Event of Default that existed at the commencement of, or during the pendency of, a Blockage Event shall serve as the basis for the institution of any subsequent Blockage Event.

A Blockage Event shall not be deemed to have existed during the period of time commencing on the date upon which the holder of this Note or holders of other Notes accelerate payment of the principal amount of this Note or such other Notes as a result of any Event of Default hereunder or under such other Notes and ending on the 365th day after written notice of such acceleration given by the holder or such other holders to the Company and the holders of the instruments evidencing the Senior Indebtedness; provided that in no event shall the Company pay the holder of this Note or the holders of any other Notes the principal amount so accelerated if a Blockage Event then exists until the Senior Indebtedness has been paid in full.

(e)       At any time there exists a Blockage Event, (i) the Company shall not, directly or indirectly, make any payment of any part of this Note, (ii) the Holder shall not demand or accept from the Company or any other person any such payment or cancel, set-off or otherwise discharge any part of the indebtedness represented by this Note, and (iii) neither the Company nor the Holder shall otherwise take or permit any action prejudicial to or inconsistent with the priority position of any holder of Senior Indebtedness over the Holder of this Note.

(f)       No right of any holder of Senior Indebtedness to enforce the subordination provisions of this obligation shall be impaired by any act or failure to act by the Company or the Holder or by their failure to comply with this Note or any other agreement or document evidencing, related to or securing the obligations hereunder. Without in any way limiting the generality of the preceding sentence, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder and without impairing or releasing the subordination provided in this Note or the obligations of the Holder to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment of any Senior Indebtedness provided that such change does not materially impact Holder in an adverse manner; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing any Senior Indebtedness; (iii) release any person or entity liable in any manner for the collection of any Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or any other person or entity.

(g)       In the event that the Company shall make any payment or prepayment to the Holder on account of the obligations under this Note which is prohibited by this Section, such payment shall be held by the Holder, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts and priorities of Senior Indebtedness held by them) to the extent necessary to pay all Senior Indebtedness due to such holders of Senior Indebtedness in full in accordance with its terms (whether or not such Senior Indebtedness is due and owing), after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

(h)       After all Senior Indebtedness indefeasibly is paid in full and until the obligations under the Note are paid in full, the Holder shall be subrogated to the rights of holders of Senior Indebtedness to the extent that distributions otherwise payable to the Holder have been applied to the payment of Senior Indebtedness. For purposes of such subrogation, no payments or distributions to holders of such Senior Indebtedness of any cash, property or securities to which the Holder would be entitled except for the provisions of this Section and no payment over pursuant to the provisions of this Section to holders of such Senior Indebtedness by the Holder, shall, as between the Company, its creditors other than holders of such Senior Indebtedness, and the Holder, be deemed to be a payment by the Company to or on account of such Senior Indebtedness, it being understood that the provisions of this Section are solely for the purpose of defining the relative rights of the holders of such Senior Indebtedness, on the one hand and the Holder, on the other hand.

(i)       In any insolvency, receivership, bankruptcy, dissolution, liquidation or reorganization proceeding, or in any other proceeding, whether voluntary or involuntary, by or against the Company under any bankruptcy or insolvency law or laws relating to relief of debtors, to compositions, extensions or readjustments of indebtedness:

(i)       the claims of any holders of Senior Indebtedness against the Company shall be paid indefeasibly in full in cash or such payment shall have been provided for in a manner acceptable to the holders of at least a majority of the then outstanding principal amount of the Senior Indebtedness before any payment is made to the Holder;

(ii)      until all Senior Indebtedness is indefeasibly paid in full in cash or such payment shall have been provided for in a manner acceptable to the holders of at least a majority of the then outstanding principal amount of the Senior Indebtedness before any payment is made to the Holder, any distribution to which the Holder would be entitled but for this Section shall be made to holders of Senior Indebtedness, except for distribution of securities issued by the Company which are subordinate and junior in right of payment to the Senior Indebtedness; and

(iii)       the holders of Senior Indebtedness shall have the right to enforce, collect and receive every such payment or distribution and give acquittance therefor. If, in or as a result of any action case or proceeding under Title 11 of the United States Code, as amended from time to time, or any comparable statute, relating to the Company, the holders of the Senior Indebtedness return, refund or repay to the Company, or any trustee or committee appointed in such case or proceeding receive any payment or proceeds of any collateral in connection with such action, case or proceeding alleging that the receipt of such payments or proceeds by the holders of the Senior Indebtedness was a transfer voidable under state or federal law, then the holders of the Senior Indebtedness shall not be deemed ever to have received such payments or proceeds for purposes of this Note in determining whether and when all Senior Indebtedness has been paid in full and the Company shall pay or cause to be paid, and the Holder shall be entitled to receive any such funds, proceeds or collateral to satisfy all amounts due hereunder. In the event the holders of Senior Indebtedness receive amounts in excess of payment in full (cash) of amounts outstanding in respect of Senior Indebtedness (without giving effect to whether claims in respect of the Senior Indebtedness are allowed in any insolvency proceeding), the holders of Senior Indebtedness shall pay such excess amounts to the Holder.

(k)       By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the holder of any Senior Indebtedness in order to implement the foregoing provisions of this Section.

2.       Events of Default.

(a) The occurrence of any of the following events shall constitute a default ("Event of Default"):

(i)        Failure to Pay Principal or Interest. The Company fails to pay any installment of principal, interest or other sum due under this Note within ten days after the same becomes due, including without limitation the failure to pay due to the existence of a Blockage Event.

(ii)       Receiver or Trustee. The Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed without the consent of the Company is not dismissed within sixty (60) days of appointment.

(iii)      Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Company and if instituted against Company are not dismissed within sixty (60) days of initiation.

(b) Upon the occurrence and during the continuance of any Event of Default, upon notice to the Company and the holders of the Senior Indebtedness, the holders of a majority of the unpaid principal amount of the Notes then outstanding may demand the payment of the unpaid principal amount of the Notes, which together with all interest accrued thereon and other amounts payable hereunder shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, subject to the provisions of Section 1(a) hereof, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

3.       Pro Rata Treatment of Noteholders. Each payment or prepayment of principal of this Note shall be made to the holder of the Notes pro rata in accordance with the respective unpaid principal amounts of such holders’ respective Notes. Each payment of interest on the Notes shall be made to the holders of the Notes pro rata in accordance with the amounts of interest due and payable to such holders under such holders’ respective Notes. Each distribution of cash, property, securities or other value received by the holders of the Notes in respect of the indebtedness outstanding under the Notes, after payment of collection and other expenses as provided in the Notes, shall be apportioned to such holders pro rata in accordance with the respective unpaid principal amounts of and interest on such holders’ respective Notes.

4.       Note Register. The Company shall maintain a transfer agent, which may be the transfer agent for the Common Stock or the Company itself, for the registration of Notes. Upon any transfer of this Note in accordance with the provisions hereof, the Company shall register or cause the transfer agent to register such transfer on the Note register.

5.       Record Owner. The Company may deem the person in whose name this Note shall be registered upon the registry books of the Company to be, and may treat such person as, the absolute owner of this Note, and the Company shall not be affected by any notice to the contrary. All such payments shall be valid and effective to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

6.       Miscellaneous.

(a)       Waiver. The holders of a majority of the unpaid principal amount of the Notes then outstanding may waive any provision or term of this Note. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(b) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii)deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or electronic mail, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: Air Industries Group, 360 Motor Parkway, Suite 100, Hauppauge, New York 11788, Attn: Michael Recca, e-mail mrecca@airindustriesgroup.com, with a copy by e-mail only to: Mandelbaum Salsburg, 1270 Avenue of the Americas, Suite 1808, New York, NY 10020, Attn: Vincent J. McGill, Esq., e-mail: vmgill@lawfirm.ms, and (ii) if to the Holder, at the address(es) set forth in the Securities Purchase Agreement.

(c)       Terms. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

(d)       Successors and Assigns. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

(e)       Expenses. The Company shall reimburse Holder for all reasonable costs and expenses, including without limitation, reasonable attorneys’ fees and expenses, incurred in connection with (i) drafting, negotiating, executing and delivering any amendment, modification or waiver of, or consent with respect to, any matter relating to the rights of Holder hereunder and (ii) enforcing any provisions of this Note and/or collecting any amounts due under this Note.

(f)       Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State and county of New York. Both parties and the individual signing this Agreement on behalf of the Company agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

(g)     Savings Clause. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by an authorized officer as of the day set forth above.

AIR INDUSTRIES GROUP By: _____________________________ Michael Recca Chief Financial Officer